Lease Liabilities (Tables)	12 Months Ended
Dec. 31, 2023
Lease liabilities [abstract]
Summary of Lease Liabilities

	2023	2022
Lease Liabilities, Beginning of Year	2,836	2,957
Acquisitions (Note 5) (1)	33	—
Additions	57	25
Interest Expense (Note 7)	161	163
Lease Payments	(449)	(465)
Divestitures (Note 5) (1)	(11)	—
Exchange Rate Movements and Other	31	156
Lease Liabilities, End of Year	2,658	2,836
Less: Current Portion	299	308
Long-Term Portion	2,359	2,528
(1)In connection with the Toledo Acquisition, Cenovus was deemed to have disposed of its pre-existing interest and reacquired it at fair value as required by IFRS 3. As at February 28, 2023, the carrying value of the pre-existing interest in Toledo’s lease liabilities was $11 million.